                                                                    EXHIBIT 99.2


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                           --------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

       A NATIONAL BANKING ASSOCIATION                          36-0899825
                                                            (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

  ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                 60670-0126
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                           --------------------------
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-2
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                          PENDING
   (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

C/O BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE
1011 CENTRE ROAD
SUITE 200
WILMINGTON, DELAWARE                                           19805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



         CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-2 ASSET BACKED NOTES
                         (TITLE OF INDENTURE SECURITIES)





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ITEM 1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING
              INFORMATION AS TO THE TRUSTEE:

              (A)  NAME AND ADDRESS OF EACH EXAMINING OR
              SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

              (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE
              TRUST POWERS.

              The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

              No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

              1. A copy of the articles of association of the trustee now in effect.*

              2. A copy of the certificates of authority of the trustee to commence business.*

              3. A copy of the authorization of the trustee to exercise corporate trust powers.*

              4.  A copy of the existing by-laws of the trustee.*

              5.  Not Applicable.

              6. The consent of the trustee required by Section 321(b) of the Act.




                                       2
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              7.  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

              8.  Not Applicable.

              9.  Not Applicable.


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 24th day of August, 1999.


                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      BY
                        ----------------------------------------
                           STEVEN M. WAGNER
                           FIRST VICE PRESIDENT





* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF U S WEST CAPITAL FUNDING, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 1998 (REGISTRATION NO. 333-51907-01).



                                       3
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                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                      August 24, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 1999-2 and The First National Bank of Chicago, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO



                           BY:
                              ------------------------------------------
                                    STEVEN M. WAGNER
                                    FIRST VICE PRESIDENT




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                                                                       EXHIBIT 7

Legal Title of Bank:       The First National Bank of Chicago Call Date: 03/31/99  ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                    Page RC-1
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                           DOLLAR AMOUNTS IN THOUSANDS   C400
                                                                                                                       --------
                                                                                           RCFD     BIL   MIL   THOU
                                                                                           ----     ----------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule                      RCFD
    RC-A):                                                                                 ----
    a. Noninterest-bearing balances and currency and coin(1)....................           0081        3,809,517         1.a
    b. Interest-bearing balances(2).............................................           0071        4,072,166         1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)................           1754                0         2.a
    b. Available-for-sale securities (from Schedule RC-B, column D).............           1773       12,885,728         2.b
3.  Federal funds sold and securities purchased under agreements to resell......           1350        4,684,756         3.
4.  Loans and lease financing receivables:                                                 RCFD
    a. Loans and leases, net of unearned income (from Schedule                             ----
       RC-C)....................................................................           2122       34,304,806         4.a
    b. LESS: Allowance for loan and lease losses................................           3123          411,476         4.b
    c. LESS: Allocated transfer risk reserve....................................           3128            3,884         4.c
                                                                                           RCFD
    d. Loans and leases, net of unearned income, allowance, and                            ----
       reserve (item 4.a minus 4.b and 4.c).....................................           2125       33,889,446         4.d
5.  Trading assets (from Schedule RD-D).........................................           3545        5,100,499         5.
6.  Premises and fixed assets (including capitalized leases)....................           2145          754,052         6.
7.  Other real estate owned (from Schedule RC-M)................................           2150            5,244         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)..............................................           2130          201,068         8.
9.  Customers' liability to this bank on acceptances outstanding................           2155          265,041         9.
10. Intangible assets (from Schedule RC-M)......................................           2143          285,709         10.
11. Other assets (from Schedule RC-F)...........................................           2160        2,987,184         11.
12. Total assets (sum of items 1 through 11)....................................           2170       68,940,410         12.

---------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:       The First National Bank of Chicago Call Date:  03/31/99 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                         Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8

SCHEDULE RC-CONTINUED


                                                                                                 DOLLAR AMOUNTS IN
                                                                                                     THOUSANDS
                                                                                                     ---------
LIABILITIES
13. Deposits:                                                                               RCON
    a. In domestic offices (sum of totals of columns A and C                                ----
       from Schedule RC-E, part 1).......................................                   2200          22,163,664       13.a
       (1) Noninterest-bearing(1)........................................                   6631           9,740,100       13.a1
       (2) Interest-bearing..............................................                   6636          12,423,564       13.a2

                                                                                                 RCFN
b.  In foreign offices, Edge and Agreement subsidiaries, and                                     ----
       IBFs (from Schedule RC-E, part II)................................                   2200          19,273,426       13.b
       (1) Noninterest bearing...........................................                   6631             334,741       13.b1
       (2) Interest-bearing..............................................                   6636          18,938,685       13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                          RCFD 2800      4,405,792       14
15. a. Demand notes issued to the U.S. Treasury                                             RCON 2840        173,505       15.a
    b. Trading Liabilities(from Schedule RC-D)...........................                   RCFD 3548      4,824,567       15.b

                                                                                            RCFD
16. Other borrowed money:                                                                   ----
    a. With original maturity of one year or less........................                   2332           7,453,761      16.a
    b. With original maturity of more than one year......................                   A547             330,300      16.b
    c. With original maturity of more than three years...................                   A548             357,737      16.c

17. Not applicable
18. Bank's liability on acceptance executed and outstanding..............                   2920             265,041      18.
19. Subordinated notes and debentures....................................                   3200           2,600,000      19.
20. Other liabilities (from Schedule RC-G)...............................                   2930           1,878,367      20.
21. Total liabilities (sum of items 13 through 20).......................                   2948          63,726,160      21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus........................                   3838                   0      23.
24. Common stock.........................................................                   3230             200,858      24.
25. Surplus (exclude all surplus related to preferred stock).............                   3839           3,239,836      25.
26. a. Undivided profits and capital reserves............................                   3632           1,813,367      26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities........................................................                   8434             (37,357)     26.b
    c. ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES...............                   4336                   0      26.c
27. Cumulative foreign currency translation adjustments..................                   3284              (2,454)     27.
28. Total equity capital (sum of items 23 through 27)....................                   3210           5,214,250      28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)................................                   3300          68,940,410      29.

Memorandum
To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the                                          Number
    bank by independent external auditors as of any date during 1996....................RCFD 6724......     N/A        M.1.


1 = Independent audit of the bank conducted in accordance performed by other with generally accepted auditing standards by a certified required by state chartering public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company statements by external conducted in accordance with generally accepted auditing standards by a certified public accounting firm which statements by external submits a report on the consolidated holding company (but not on the bank separately) preparation work)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4. = Directors' examination of the bank external auditors (may be authority)

5  = Review of the bank's financial auditors

6  = Compilation of the bank's financial auditors

7  = Other audit procedures (excluding tax

8  = No external audit work


----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.